UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C. 20549



                            FORM 8-K

                         CURRENT REPORT



               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934


                 Date of Report:  July 28, 2003


                       EOG RESOURCES, INC.
       (Exact name of registrant as specified in charter)



          Delaware                  1-9743              47-0684736
   (State of Incorporation)  (Commission File No.)   (I.R.S. Employer
                                                    Identification No.)


          333 Clay
         Suite 4200
      Houston, Texas                              77002
(Address of Principal Executive Offices)        (Zip Code)



                         (713) 651-7000
      (Registrant's Telephone Number, Including Area Code)





Item 7 (c).  Exhibits.

     Exhibit 99.1 Notice to Directors and Executive Officers dated July 28, 2003.


Item 11. Temporary Suspension of Trading Under Registrant's Employee Benefit Plans.

     On July 25, 2003 EOG Resources, Inc. (the "Company") received notice from the EOG Resources, Inc. Savings Plan Committee regarding a blackout period, as defined in Rule 100 of Regulation BTR. The notice required by Rule 104 of Regulation BTR was provided to directors and executive officers by the Company on July 28, 2003 and is attached hereto as Exhibit 99.1. The foregoing description is qualified by reference to such exhibit.



                           SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                EOG RESOURCES, INC.



Dated: July 28, 2003        By: /s/ TIMOTHY K. DRIGGERS
                                    Timothy K. Driggers
                               Vice President Accounting
                                and Land Administration


                        INDEX TO EXHIBITS



Exhibit                  Description

99.1       Notice to Directors and Executive Officers dated July 28, 2003.